Exhibit 99.1

Supplemental Information

(Unaudited)

December 31, 2003

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

December 31, 2003

Page No.

Highlights and Discussion

Shareholder Return	1
Reporting Period Highlights – Year Ended December 31, 2003	1
Reporting Period Highlights – Fourth Quarter 2003	3
Forward-Looking Statements	4

Financial Statements
Quarterly Selected Financial Summary Data	6
Quarterly Consolidated Balance Sheets	7
Quarterly Consolidated Statements of Operations	8
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	9
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	10
Annual Selected Financial Summary Data	11
Annual Consolidated Balance Sheets	12
Annual Consolidated Statements of Operations	13
Annual Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	14
Annual Consolidated Reconciliation of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	15

Selected Financial Analyses

Quarterly Equity Analysis	16
Quarterly Valuation Analysis	17
Quarterly Debt Analysis	18
Quarterly Operating Ratios	19
Quarterly Dividend Analysis	20
Investor Composition and Analyst Coverage	21
Debt Maturity Schedule –December 31, 2003	22

Portfolio Summary

Property Summary by Region – December 31, 2003	23
Property Occupancy Rates by Region by Quarter	27
Top Twenty Office Tenants as of December 31, 2003	28
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	29
Same Office Property Cash and GAAP Net Operating Income by Quarter	30
Average Occupancy Rates by Region for Same Office Properties	31
Office Lease Expiration Analysis by Year	32
Annual Office Renewal Analysis	33
Quarterly Office Renewal Analysis	34
Year to Date Acquisition and Disposition Summary as of December 31, 2003	36

Development Summary as of December 31, 2003	37
Development Placed into Service during the Year Ended December 31, 2003	38
Joint Venture Summary as of December 31, 2003	39
Reconciliations of Non GAAP Measurements	40
Reclassifications and Definitions	41

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements, along with reclassifications and definitions for certain terms used herein, have been provided on pages 40 through 43.

Shareholder Return

•                  Our shareholders earned a total return of 57.6% for the year 2003 and 329.0% for the past five years, the highest total five-year return among all office REITs and the second highest total return among all publicly traded REITs, on the basis of numbers compiled by the National Association of Real Estate Investment Trusts.  The 57.6% total return for the year 2003 ranked second highest among all office REITs.  These return computations include the re-investment of dividends on the ex-dividend date for the calendar years 1999, 2000, 2001, 2002 and 2003.

Reporting Period Highlights – Year Ended December 31, 2003

Financial Results

•                  Reported Net Income Available to Common Shareholders of $7,650,000 or $.27 per diluted share for the year ended December 31, 2003 as compared to $13,167,000 or $.56 per diluted share for the comparable 2002 period, representing a decrease of (51.8)% per share.  Included in this net income available to common shareholders is recognition of an accounting charge of $11.2 million associated with our repurchase of preferred units in excess of recorded book value which contributed $(.39) per diluted share.  Without this accounting charge of $11.2 million, our net income available to common shareholders would have been $.66 per diluted share, representing an increase of 17.9% over the comparable 2002 period.

•                  Reported FFO – diluted of $61,268,000 or $1.56 per share/unit for the year ended December 31, 2003 as compared to $52,854,000 or $1.44 per share/unit for the comparable 2002 period, as recomputed for the effects of Statement of Financial Accounting Standards No. 141, “Business Combinations” or (“SFAS 141”) and Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections” or (“SFAS 145”), representing an increase of 8.3% per share/unit.  Excluding the effects of SFAS 141, our FFO per share would have been $1.51 per share for the year ended December 31, 2003 as compared to $1.38 per share for the comparable 2002 period, representing an increase of 9.4% per share.

•                  Reported AFFO – diluted of $43,155,000 for the year ended December 31, 2003 as compared to $41,483,000 for the comparable 2002 period, representing an increase of 4.0%.

•                  Our FFO payout ratio was 56.8% for the year ended December 31, 2003 as compared to 58.2% for the comparable 2002 period.  Our AFFO payout ratio was 80.6% for the year ended December 31, 2003 as compared to 74.2% for the comparable 2002 period.

Financing Activity and Capital Transactions

•                  Raised $105.0 million in gross proceeds ($101.6 million in net proceeds) from the sale of preferred shares to the public and used the proceeds to repay debt and finance acquisition activity.  In August, we issued 2,200,000 Series G preferred shares with an annual dividend of 8.0% and in December, we issued 2,000,000 Series H preferred shares with an annual dividend of 7.5%.

•                  Sold 5,290,000 common shares to certain underwriters for $15.03 per share, generating $79.4 million in net proceeds in May 2003.

•                  Repurchased all of our 1,016,662 outstanding Series C convertible preferred units for $36.1 million or $14.90 per unit, on an as-if converted basis, in June 2003.

•                  Increased our quarterly common dividend by 6.82% to $.235 per share from $.22 per share.

•                  Closed a $52.0 million, seven-year, 5.36% fixed rate mortgage, collateralized by five Northern Virginia properties and utilized the proceeds to repay a $45.0 million interim loan and generated $7.0 million of excess cash flow.

Acquisitions / Dispositions

•                  Acquired seven office buildings totaling 993,479 rentable square feet for $165.1 million, representing an average cost of $166 per square foot.  These properties were 98.4% occupied at the acquisition date.  Accomplished our strategic objective of growth in targeted submarkets in Northern Virginia as we invested $147.0 million, or 89.1% of our total investment for the year, in the Herndon (571,486 rentable square feet in three properties) and Chantilly (266,993 rentable square feet in three properties) submarkets.

•                  Disposed of two non-core properties and adjacent development land parcels for total proceeds of $41.2 million in the first quarter of 2003 and generated net cash proceeds after debt repayment of $15.6 million.

Development

•                  Acquired 108 acres of land adjacent to the National Business Park for $30.0 million in two phases — $21.0 million which closed in January 2003 and the remaining $9.0 million which closed in November 2003.  The purchase was funded through two five-year seller loans totaling $25.7 million, with a fixed interest rate of 3.0% for each loan, and $4.3 million in cash.  The 108 acres can accommodate approximately 1.3 million square feet of development.

•                  Placed into service 275,595 rentable square feet which was 72.7% leased as of December 31, 2003, including 119,904 rentable square feet located at 140 National Business Parkway (100% leased).

•                  Leased the entire 156,730 square foot building located at 2720 Technology Drive (known as 220 NBP) and commenced construction in the second quarter of 2003.  We contributed this property into a joint venture in January 2003 in exchange for a 20% interest and $4.0 million.  Stabilization is anticipated in the third quarter of 2004 at which time we anticipate acquiring the remaining joint venture interest not owned by us.

•                  Leased the entire 88,094 square foot building located at 4851 Stonecroft Boulevard (known as Greens III) to The Aerospace Corporation.  This wholly-owned development property is anticipated to reach stabilization in the fourth quarter of 2004.

Operations

•                  We renewed 908,501 square feet or 75.7% of our office leases (based upon square footage) with an average capital cost of $3.68 per square foot during the year ended December 31, 2003.  For our renewed and retenanted space of 1.6 million square feet, we realized changes in base rent and total rent, on a straight-line basis, of 5.7% and 3.4%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date.  Base rent and total rent on a cash basis changed (1.0)% and (2.5)%, respectively, on this same space.

•                  Realized $1.4 million of profit associated with third party construction management and design services provided primarily to the United States of America as part of our growth initiative to generate additional fee income.  This profit is included in the income from service operations line item on our statement of operations.

Reporting Period Highlights – Fourth Quarter 2003

Financial Results

•                  Reported Net Income Available to Common Shareholders of $4,291,000 or $.14 per share for the fourth quarter of 2003 as compared to $3,426,000 or $.14 per diluted share for the comparable 2002 period, remaining flat per share.

•                  Reported FFO – diluted of $16,187,000 or $.40 per share/unit for the fourth quarter of 2003 as compared to $14,298,000 or $.39 per share/unit for the comparable 2002 period, as recomputed for the effects of SFAS 141 and SFAS 145, representing an increase of 2.6% per share/unit.  Excluding the effects of SFAS 141 described below, our FFO per share would have been $.39 per share for the fourth quarter of 2003 as compared to $.37 per share for the comparable 2002 period, representing an increase of 5.4% per share.

•                  Recorded SFAS 141 accretion of intangible assets and liabilities classified as revenues of $352,000 and $426,000 in the fourth quarter of 2003 and 2002, respectively, which increased FFO.

•                  Reported AFFO – diluted of $11,060,000 for the fourth quarter of 2003 as compared to $11,564,000 for the comparable 2002 period, representing a decrease of (4.4)%.  This decrease is the result of higher recurring capital expenditures.

•                  Our FFO payout ratio was 55.8% for the fourth quarter of 2003 as compared to 55.1% for the comparable 2002 period.  Our AFFO payout ratio was 81.6% for the fourth quarter of 2003 as compared to 68.1% for the comparable 2002 period.

Financing Activity and Capital Transactions

•                  On December 18, 2003, we received $48.4 million in net proceeds from the sale of 2,000,000 Series H preferred shares to the public with an annual dividend of 7.5%.  We utilized the net proceeds to repay $48.4 million on our revolving line of credit.

•                  As of December 31, 2003, our debt to market capitalization was 42.1% and our debt to undepreciated book value of real estate assets was 54.8%.  We achieved an EBITDA interest coverage ratio of 2.9x and an EBITDA fixed charge coverage ratio of 2.2x for this quarter.

Operations

•                  Overall occupancy was 91.2% and our portfolio was 92.8% leased as of December 31, 2003.

•                  Our same property cash NOI decreased by 6.6% or $1,856,000 as compared to the quarter ended December 31, 2002.  This decline in cash NOI for our same property portfolio was primarily caused by $2,850,000 in reduced lease termination fees.  Excluding the lease termination fees from cash NOI for the same property portfolio, our same property cash NOI would have increased by 4.0% in the fourth quarter 2003 as compared to the fourth quarter 2002. Our same property portfolio consists of 107 properties and represents 85.0% of our total square feet owned as of December 31, 2003.

•                  Weighted average lease term of our office portfolio is 4.9 years as of December 31, 2003, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.06 per square foot.

•                  We renewed 266,883 square feet or 88.0% of our office leases (based upon square footage) with an average capital cost of $2.61 per square foot during the fourth quarter.  For our renewed and retenanted space of 553,476 square feet, we realized changes in base rent and total rent, on a straight-line basis, of 1.0% and (.4)%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date.  Base rent and total rent on a cash basis changed (4.0)% and (5.0)%, respectively, on this same space.

Joint Ventures

•                  In December 2003, we acquired for $5,351,000, the remaining joint venture interest in the property located at 140 National Business Parkway.  This former development property was placed into service upon lease commencement in December 2003.  The entire 119,904 rentable square foot building is leased to the United States of America under a long term lease.

•                  We paid $857,000 for the remaining interest in a joint venture which owned a parcel of land held for development and two operating properties located at 8661 and 8671 Robert Fulton Drive in December 2003.  The two operating properties, containing 105,850 rentable square feet, were 48.9% occupied as of December 31, 2003.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2002.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31

Revenues from Real Estate Operations	$46,579	$45,448	$40,878	$41,518	$41,371

Combined Revenues from Real Estate Operations	46,579	45,447	40,880	42,412	42,363

Combined Net Operating Income	32,710	32,385	29,755	28,410	29,983

EBITDA	30,688	31,289	27,876	26,808	28,231

Net Income	8,070	8,582	6,238	7,987	5,960
Preferred Share dividends	(3,779)	(3,157)	(2,534)	(2,533)	(2,534)
Repurchase of preferred units in excess of recorded book value	—	—	(11,224)	—	—

Net Income (Loss) Available to Common Shareholders	$4,291	$5,425	$(7,520)	$5,454	$3,426

Earnings per diluted share	$0.14	$0.18	$(0.30)	$0.22	$0.14

Funds From Operations (FFO) - Diluted	$16,187	$16,725	$14,909	$13,621	$14,298
FFO per diluted share	$0.40	$0.41	$0.38	$0.37	$0.39

FFO - Diluted, excluding SFAS 141	$15,835	$16,378	$14,340	$13,072	$13,872
FFO per diluted share, excluding SFAS 141	$0.39	$0.41	$0.37	$0.35	$0.37

Adjusted FFO - Diluted	$11,060	$11,963	$11,167	$9,139	$11,564

Payout Ratios:

Earnings Payout	158.63%	125.31%	n/a	94.22%	149.27%

FFO - Diluted (A)	55.77%	53.93%	60.32%	58.06%	55.06%

AFFO - Diluted (B)	81.62%	75.39%	80.53%	86.53%	68.08%

Total Dividends/Distributions	$12,670	$12,040	$11,301	$10,222	$10,196

(A)      Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares for the 4th quarter of 2002 and 1st and 2nd quarters of 2003) by FFO diluted.

(B)        Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares for the 4th quarter of 2002 and 1st and 2nd quarters of 2003) by AFFO diluted.

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2003				2002
	December 31	September 30	June 30	March 31	December 31
Assets
Investment in real estate:
Land - operational	$214,794	$206,316	$196,857	$187,344	$190,247
Land - development	53,404	43,482	43,357	43,233	24,998
Construction in progress	13,812	9,474	6,847	5,334	9,926
Buildings and improvements	995,347	973,092	926,389	876,246	887,854
Investment in and advances to unconsolidated real estate joint ventures	4,651	9,576	9,817	9,679	7,999
Less: accumulated depreciation	(103,070)	(96,538)	(88,174)	(80,513)	(78,069)
Net investment in real estate	1,178,938	1,145,402	1,095,093	1,041,323	1,042,955

Cash and cash equivalents	9,481	13,372	8,367	6,282	5,991
Restricted cash	11,030	7,878	9,547	14,569	9,739
Accounts receivable, net	13,047	7,049	6,129	7,359	3,509
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	17,903	16,728	15,535	14,278	13,698
Deferred charges, net	17,723	17,487	17,399	18,062	19,848
Intangible assets on real estate acquisitions, net	66,012	67,691	45,527	30,765	28,424
Prepaid and other assets	14,311	21,237	16,403	12,516	11,260
Furniture, fixtures and equipment, net of accumulated depreciation	2,010	2,006	1,745	1,565	1,676
Total assets	$1,332,076	$1,300,471	$1,217,366	$1,148,340	$1,138,721

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$738,698	$759,298	$736,117	$707,990	$705,056
Accounts payable and accrued expenses	23,126	15,450	13,756	12,040	11,670
Rents received in advance and security deposits	10,112	11,503	7,060	9,168	8,253
Deferred revenue associated with acquired operating leases	9,630	10,292	10,941	11,639	12,250
Dividends/distributions payable	12,098	11,637	10,421	9,819	9,794
Fair value of derivatives	467	726	921	793	494
Other liabilities	7,768	7,114	6,633	6,157	1,821
Total liabilities	801,899	816,020	785,849	757,606	749,338

Minority interests:
Preferred Units in the Operating Partnership	—	—	—	24,367	24,367
Common Units in the Operating Partnership	79,796	80,411	81,274	76,687	76,519
Total minority interests	79,796	80,411	81,274	101,054	100,886

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of December 31, 2003)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of December 31, 2003)	5	5	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of December 31, 2003)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of December 31, 2003)	14	14	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of December 31, 2003)	22	22	—	—	—
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of December 31, 2003)	20	—	—	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 29,563,867 shares issued as of December 31, 2003)	296	296	293	239	238
Treasury Shares, at cost (166,600 shares as of December 31, 2003)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	494,299	445,717	390,794	315,781	313,786
Cumulative distributions in excess of net income	(38,483)	(35,968)	(34,595)	(20,751)	(21,067)
Value of unearned restricted common share grants	(4,107)	(4,107)	(4,185)	(3,657)	(2,739)
Accumulated other comprehensive loss	(294)	(548)	(692)	(560)	(349)
Total shareholders’ equity	450,381	404,040	350,243	289,680	288,497
Total shareholders’ equity and minority interests	530,177	484,451	431,517	390,734	389,383
Total liabilities and shareholders’ equity	$1,332,076	$1,300,471	$1,217,366	$1,148,340	$1,138,721

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31
Real Estate Operations
Revenues
Rental revenue	$40,127	$40,210	$36,722	$35,989	$37,093
Tenant recoveries and other revenue	6,452	5,238	4,156	5,529	4,278
Revenues from Real Estate Operations	46,579	45,448	40,878	41,518	41,371

Expenses
Property operating	13,869	13,075	11,101	13,654	12,033
Interest	10,471	10,436	10,037	10,135	10,991
Amortization of deferred financing costs	810	773	595	589	708
Depreciation and amortization	10,387	9,462	9,229	8,044	8,918
Expenses from Real Estate Operations	35,537	33,746	30,962	32,422	32,650

Earnings from real estate operations before equity in (loss) income of unconsolidated real estate joint ventures	11,042	11,702	9,916	9,096	8,721
Equity in (loss) income of unconsol. real estate joint ventures	(7)	95	(33)	(153)	35
Earnings from real estate operations	11,035	11,797	9,883	8,943	8,756
Income (losses) from service operations	227	742	(81)	(81)	(696)
General and administrative	(2,242)	(1,937)	(1,766)	(1,948)	(1,772)
Income before gain on sales of real estate, minority interests, income taxes and discontinued operations	9,020	10,602	8,036	6,914	6,288
Gains on sales of real estate	24	23	21	404	822
Income before minority interests, income taxes and discontinued operations	9,044	10,625	8,057	7,318	7,110
Minority interests	(1,279)	(1,833)	(1,815)	(1,787)	(1,753)
Income before income taxes and discontinued operations	7,765	8,792	6,242	5,531	5,357
Income tax benefit (expense), net	305	(221)	19	21	199
Income before discontinued operations	8,070	8,571	6,261	5,552	5,556
Discontinued operations, net	—	11	(23)	2,435	404
Net Income	8,070	8,582	6,238	7,987	5,960
Preferred share dividends	(3,779)	(3,157)	(2,534)	(2,533)	(2,534)
Repurchase of preferred units in excess of recorded book value	—	—	(11,224)	—	—
Net Income (Loss) Available to Common Shareholders	$4,291	$5,425	$(7,520)	$5,454	$3,426

For EPS Computations:
Numerator:
Net Income (Loss) Available to Common Shareholders	$4,291	$5,425	$(7,520)	$5,454	$3,426
Dividends on convertible preferred shares	136	136	—	136	136
Expense on dilutive options	—	—	—	—	—
Numerator for Dilutive EPS Computation	$4,427	$5,561	$(7,520)	$5,590	$3,562

Denominator:
Weighted Average Common Shares - Basic	28,951	28,832	25,443	23,323	23,234
Dilutive options	1,658	1,480	—	972	898
Preferred shares outstanding assuming conversion	1,197	1,197	—	1,197	1,197
Weighted Average Common Shares - Diluted	31,806	31,509	25,443	25,492	25,329

Earnings per diluted share	$0.14	$0.18	$(0.30)	$0.22	$0.14

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31

Net Income	$8,070	$8,582	$6,238	$7,987	$5,960
Preferred share dividends	(3,779)	(3,157)	(2,534)	(2,533)	(2,534)
Combined real estate related depreciation and other amortization	10,292	9,337	9,108	7,944	8,766
Depreciation and amortization of unconsolidated real estate entities	112	86	61	36	39
Minority interest - common units, gross	1,378	1,763	1,338	2,233	1,433
Gain on sale of real estate properties, excluding redevelopment	(23)	(23)	(8)	(2,843)	(156)
Funds From Operations (FFO) - basic	16,050	16,588	14,203	12,824	13,508

Minority interest - preferred units	—	—	477	572	571
Convertible preferred share dividends	136	136	136	136	136
Restricted common share dividends	—	—	90	83	75
Expense on dilutive options	1	1	3	6	8
Funds From Operations (FFO) - Diluted	$16,187	$16,725	$14,909	$13,621	$14,298

Straight line rents	(1,061)	(1,293)	(1,309)	(1,177)	(317)
Accretion of intangible assets and liabilities classified as revenues	(352)	(347)	(569)	(549)	(426)
Recurring capital improvements	(3,714)	(3,122)	(1,864)	(2,756)	(1,991)
Adjusted Funds from Operations - Diluted	$11,060	$11,963	$11,167	$9,139	$11,564

Preferred dividends - redeemable non-convertible (1)	3,643	3,021	2,397	2,397	2,398
Preferred dividends - redeemable convertible	136	136	136	136	136
Preferred distributions	—	—	478	572	571
Common distributions	2,084	2,085	1,968	1,978	1,977
Common dividends (2)	6,807	6,798	6,322	5,139	5,114
Total Dividends/Distributions	$12,670	$12,040	$11,301	$10,222	$10,196

Denominator for earnings per share - diluted	31,806	31,509	25,443	25,492	25,329
Preferred shares outstanding assuming conversion	—	—	1,197	—	—
Common units	8,870	8,909	8,963	8,990	8,990
Restricted shares	—	—	334	330	326
Dilutive options	5	—	1,274	43	46
Convertible preferred units	—	—	2,022	2,421	2,421
Denominator for funds from operations per share - diluted	40,681	40,418	39,233	37,276	37,112

Funds From Operations (FFO) - Diluted	$16,187	$16,725	$14,909	$13,621	$14,298
Less: reclassification of accretion of intangible assets and liabilities classified as revenues	(352)	(347)	(569)	(549)	(426)
Funds From Operations (FFO) - Diluted, excluding SFAS 141	$15,835	$16,378	$14,340	$13,072	$13,872

Numerator for Dilutive EPS Computation	$4,427	$5,561	$(7,520)	$5,590	$3,562
Add: Dividends on convertible preferred shares	—	—	136	—	—
Add: Expense on dilutive options	—	—	3	—	—
Less: Repurchase of preferred units in excess of recorded book value (3)	n/a	n/a	11,224	n/a	n/a
Numerator for Dilutive EPS Computation, as adjusted	$4,427	$5,561	$3,843	$5,590	$3,562

Weighted Average Common Shares - Diluted	31,806	31,509	25,443	25,492	25,329
Add: dilutive options	n/a	n/a	1,274	n/a	n/a
Add: preferred shares assuming conversion	n/a	n/a	1,197	n/a	n/a
Weighted Average Common Shares - Diluted, as adjusted	31,806	31,509	27,914	25,492	25,329

Earnings per diluted share, as adjusted for repurchase of preferred units in excess of recorded book value	$0.14	$0.18	$0.14	$0.22	$0.14

(1)          Includes Series B, E, F, G and H Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)          Includes dividends on restricted shares for the 4th quarter of 2002 and the 1st and 2nd quarters of 2003.

(3)          Earnings per diluted share has been adjusted to exclude the effect of the repurchase of preferred units in excess of recorded book value.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars and shares in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31

Net Income	$8,070	$8,582	$6,238	$7,987	$5,960
Preferred share dividends	(3,779)	(3,157)	(2,534)	(2,533)	(2,534)
Combined interest expense	10,471	10,436	10,037	10,235	11,061
Amortization of deferred financing costs	810	773	595	589	708
Income tax (expense) benefit, gross	(406)	297	(30)	(29)	(282)
Depreciation of furniture, fixtures and equipment	96	124	121	120	170
Combined real estate related depreciation and other amortization	10,292	9,337	9,108	7,944	8,766
Gain on sale of depreciated real estate properties	(23)	(23)	(8)	(2,843)	(156)
Minority interest - preferred units	—	—	477	572	571
Minority interest - common units, gross	1,378	1,763	1,338	2,233	1,433
Other consolidated entities	—	—	—	—	—
Preferred share dividends	3,779	3,157	2,534	2,533	2,534
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$30,688	$31,289	$27,876	$26,808	$28,231
Addback:
General and administrative	2,242	1,937	1,766	1,948	1,772
(Income) losses from service operations	(227)	(742)	81	81	696
Equity in loss (income) of unconsol. real estate joint ventures	7	(95)	33	153	(35)
Merchant sales and real estate services	—	(4)	(1)	(580)	(681)
Combined Net Operating Income (NOI)	$32,710	$32,385	$29,755	$28,410	$29,983

Discontinued Operations:
Revenues from real estate operations	$—	$2	$6	$902	$1,008
Property operating expenses	—	13	(24)	(348)	(347)
Depreciation and amortization	—	—	—	(19)	(19)
Interest	—	—	—	(100)	(70)
Gain on sale of real estate	(1)	—	(16)	3,011	—
Income from discontinued operations	(1)	15	(34)	3,446	572
Minority interests in discontinued operations	—	(4)	11	(1,011)	(168)
Income from discontinued operations, net of minority interests	$(1)	$11	$(23)	$2,435	$404

Gains on sales of real estate per statement of operations	$24	$23	$21	$404	$822
Gain on sale of real estate from discontinued operations	(1)	—	(16)	3,011	—
Combined gains on sale of real estate	23	23	5	3,415	822
Other	—	—	4	8	15
Merchant sales and real estate services	—	(4)	(1)	(580)	(681)
Gain on sale of depreciated real estate properties	$23	$19	$8	$2,843	$156

Annual Selected Financial Summary Data

(Dollars in thousands)

	December 31
	2003	2002	2001

Revenues from Real Estate Operations	$174,423	$150,335	$121,663

EBITDA	116,659	103,913	84,111

Net Income	30,877	23,301	19,922
Preferred Share dividends	(12,003)	(10,134)	(6,857)
Repurchase of preferred units in excess of recorded book value	(11,224)	—	—

Net Income Available to Common Shareholders	$7,650	$13,167	$13,065

Earnings per diluted share	$0.27	$0.56	$0.63

Funds From Operations (FFO) - Diluted	$61,268	$52,854	$43,001
FFO per diluted share	$1.56	$1.44	$1.28

FFO - Diluted, excluding SFAS 141	$59,451	$50,512	$43,001
FFO per diluted share, excluding SFAS 141	$1.51	$1.38	$1.28

Adjusted FFO - Diluted	$43,155	$41,483	$34,396

Payout Ratios:

Earnings Payout	327.66%	149.86%	126.33%

FFO - Diluted (A)	56.76%	58.21%	62.87%

AFFO - Diluted (B)	80.58%	74.17%	78.60%

Total Dividends/Distributions	$46,233	$40,357	$33,384

(A)      Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares for the 4th quarter of 2002 and 1st and 2nd quarters of 2003) by FFO diluted.

(B)        Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares for the 4th quarter of 2002 and 1st and 2nd quarters of 2003) by AFFO diluted.

Note:  The above presentation does not separately report discontinued operations.

Annual Consolidated Balance Sheets

(Dollars in thousands except per share data)

	December 31
	2003	2002	2001
Assets
Investment in real estate:
Land - operational	$214,794	$190,247	$163,513
Land - development	53,404	24,998	26,751
Construction in progress	13,812	9,926	37,492
Buildings and improvements	995,347	887,854	736,660
Investment in and advances to unconsolidated real estate joint ventures	4,651	7,999	11,047
Less: accumulated depreciation	(103,070)	(78,069)	(51,763)
Net investment in real estate	1,178,938	1,042,955	923,700

Cash and cash equivalents	9,481	5,991	6,640
Restricted cash	11,030	9,739	4,947
Accounts receivable, net	13,047	3,509	6,389
Investment in and advances to other unconsolidated entities	1,621	1,621	2,112
Deferred rent receivable	17,903	13,698	11,447
Deferred charges, net	17,723	19,848	16,886
Intangible assets on real estate acquisitions, net	66,012	28,424	14,036
Prepaid and other assets	14,311	11,260	6,968
Furniture, fixtures and equipment, net of accumulated depreciation	2,010	1,676	1,771
Total assets	$1,332,076	$1,138,721	$994,896

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$738,698	$705,056	$573,327
Accounts payable and accrued expenses	23,126	11,670	10,674
Rents received in advance and security deposits	10,112	8,253	6,567
Deferred revenue associated with acquired operating leases	9,630	12,250	10,684
Dividends/distributions payable	12,098	9,794	8,965
Fair value of derivatives	467	494	3,781
Other liabilities	7,768	1,821	12,192
Total liabilities	801,899	749,338	626,190

Minority interests:
Preferred Units in the Operating Partnership	—	24,367	24,367
Common Units in the Operating Partnership	79,796	76,519	80,415
Total minority interests	79,796	100,886	104,782

Commitments and contingencies	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of December 31, 2003)	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of December 31, 2003)	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of December 31, 2003)	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of December 31, 2003)	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of December 31, 2003)	22	—	—
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of December 31, 2003)	20	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 29,563,867 shares issued as of December 31, 2003)	296	238	209
Treasury Shares, at cost (166,600 shares as of December 31, 2003)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	494,299	313,786	285,363
Cumulative distributions in excess of net income	(38,483)	(21,067)	(14,501)
Value of unearned restricted common share grants	(4,107)	(2,739)	(3,275)
Accumulated other comprehensive loss	(294)	(349)	(2,500)
Total shareholders’ equity	450,381	288,497	263,924
Total shareholders’ equity and minority interests	$530,177	$389,383	$368,706
Total liabilities and shareholders’ equity	$1,332,076	$1,138,721	$994,896

Annual Consolidated Statements of Operations

(Dollars and units in thousands)

	December 31
	2003	2002	2001
Real Estate Operations
Revenues
Rental revenue	$153,048	$134,421	$107,166
Tenant recoveries and other revenue	21,375	15,914	14,497
Revenues from Real Estate Operations	174,423	150,335	121,663

Expenses
Property operating	51,699	43,929	35,413
Interest	41,079	39,065	32,297
Amortization of deferred financing costs	2,767	2,501	2,031
Depreciation and amortization	37,122	30,859	20,405
Expenses from Real Estate Operations	132,667	116,354	90,146

Earnings from real estate operations before equity in (loss) income of unconsolidated real estate joint ventures	41,756	33,981	31,517
Equity in (loss) income of unconsol. real estate joint ventures	(98)	169	208
Earnings from real estate operations	41,658	34,150	31,725
Income (losses) from service operations	807	(875)	(782)
General and administrative	(7,893)	(6,697)	(5,289)
Income before gain on sales of real estate, minority interests, income taxes, discontinued operations and cumulative effect of accounting change	34,572	26,578	25,654
Gains on sales of real estate	472	2,564	1,618
Income before minority interests, income taxes, discontinued operations and cumulative effect of accounting change	35,044	29,142	27,272
Minority interests	(6,714)	(7,356)	(8,415)
Income before income taxes, discontinued operations and cumulative effect of accounting change	28,330	21,786	18,857
Income tax benefit, net	124	242	269
Income before discontinued operations and cumulative effect of accounting change	28,454	22,028	19,126
Discontinued operations, net	2,423	1,273	970
Cumulative effect of accounting change, net	—	—	(174)
Net Income	30,877	23,301	19,922
Preferred share dividends	(12,003)	(10,134)	(6,857)
Repurchase of preferred units in excess of recorded book value	(11,224)	—	—
Net Income Available to Common Shareholders	$7,650	$13,167	$13,065

For EPS Computations:
Numerator:
Net Income Available to Common Shareholders	$7,650	$13,167	$13,065
Dividends on convertible preferred shares	—	544	508
Expense on dilutive options	—	—	—
Numerator for Dilutive EPS Computation	$7,650	$13,711	$13,573

Denominator:
Weighted Average Common Shares - Basic	26,659	22,472	20,099
Dilutive options	1,362	878	406
Preferred shares outstanding assuming conversion	—	1,197	1,118
Weighted Average Common Shares - Diluted	28,021	24,547	21,623

Earnings per diluted share	$0.27	$0.56	$0.63

Annual Consolidated Reconciliations of Funds From Operations (FFO),  Adjusted Funds From
Operations (AFFO) and Earnings per diluted share, as adjusted
(Dollars and shares in thousands)

	December 31
	2003	2002	2001

Net Income	$30,877	$23,301	$19,922
Preferred share dividends	(12,003)	(10,134)	(6,857)
Combined real estate related depreciation and other amortization	36,681	30,832	20,558
Depreciation and amortization of unconsolidated real estate entities	295	165	144
Minority interest - common units, gross	6,712	5,800	6,592
Cumulative effect of accounting change, gross	—	—	263
Gain on sale of real estate properties, excluding redevelopment	(2,897)	(268)	(416)
Funds From Operations (FFO) - basic	59,665	49,696	40,206

Minority interest - preferred units	1,049	2,287	2,287
Convertible preferred share dividends	544	544	508
Restricted common share dividends	—	283	—
Expense on dilutive options	10	44	—
Funds From Operations (FFO) - Diluted	$61,268	$52,854	$43,001

Straight line rents	(4,840)	(2,389)	(3,175)
Accretion of intangible assets and liabilities classified as revenues	(1,817)	(2,342)	—
Recurring capital improvements	(11,456)	(6,640)	(5,430)
Adjusted Funds from Operations - Diluted	$43,155	$41,483	$34,396

Preferred dividends - redeemable non-convertible (1)	11,459	9,590	6,350
Preferred dividends - redeemable convertible	544	544	508
Preferred distributions	1,049	2,287	2,287
Common dividends on restricted shares	—	283	—
Common distributions	8,115	7,921	7,734
Common dividends (2)	25,066	19,732	16,505
Total Dividends/Distributions	$46,233	$40,357	$33,384

Denominator for earnings per share - diluted	28,021	24,547	21,623
Preferred shares outstanding assuming conversion	1,197	—	—
Common units	8,932	9,282	9,437
Restricted shares	—	326	—
Dilutive options	43	58	—
Convertible preferred units	1,101	2,421	2,421
Denominator for funds from operations per share - diluted	39,294	36,634	33,481

Funds From Operations (FFO) - Diluted	$61,268	$52,854	$43,001
Less: reclassification of accretion of intangible assets and liabilities classified as revenues	(1,817)	(2,342)	—
Funds From Operations (FFO) - Diluted, excluding SFAS 141	$59,451	$50,512	$43,001

Numerator for Dilutive EPS Computation	$7,650	$13,711	$13,573
Add: Dividends on convertible preferred shares	544	—	—
Add: Expense on dilutive options	10	—	—
Less: Repurchase of preferred units in excess of recorded book value (3)	11,224	—	—
Numerator for Dilutive EPS Computation, as adjusted	$19,428	$13,711	$13,573

Weighted Average Common Shares - Diluted	28,021	24,547	21,623
Add: dilutive options	43	n/a	n/a
Add: preferred shares assuming conversion	1,197	n/a	n/a
Weighted Average Common Shares - Diluted, as adjusted	29,261	24,547	21,623

Earnings per diluted share, as adjusted for repurchase of preferred units in excess of recorded book value	$0.66	$0.56	$0.63

(1)          Includes Series B, E, F, G and H Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)          Includes dividends on restricted shares for the 4th quarter of 2002 and the 1st and 2nd quarters of 2003.
(3)          Earnings per diluted share has been adjusted to exclude the effect of the repurchase of preferred units in excess of recorded book value.

Annual Consolidated Reconciliation of Earnings Before Interest,
Income Taxes, Depreciation and Amortization (EBITDA)
(Dollars and shares in thousands)

	December 31
	2003	2002	2001

Net Income	$30,877	$23,301	$19,922
Preferred share dividends	(12,003)	(10,134)	(6,857)
Combined interest expense	41,179	39,358	32,781
Amortization of deferred financing costs	2,767	2,501	2,031
Income tax (expense) benefit, gross	(169)	(347)	(409)
Depreciation of furniture, fixtures and equipment	460	508	418
Combined real estate related depreciation and other amortization	36,681	30,832	20,558
Gain on sale of depreciated real estate properties	(2,897)	(268)	(416)
Minority interest - preferred units	1,049	2,287	2,287
Minority interest - common units, gross	6,712	5,800	6,592
Minority interestholders' share of operations	—	(59)	84
Cumulative effect of accounting change	—	—	263
Preferred share dividends	12,003	10,134	6,857
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$116,659	$103,913	$84,111

Common dividends for Earning Payout Ratio	$25,066	$19,732	$16,505
Common distributions	8,115	7,921	7,734
Common dividends on restricted shares	—	283	—
Convertible preferred dividends	544	544	508
Convertible preferred unit distributions	1,049	2,287	2,287
Dividends and distributions for FFO and AFFO Payout Ratio	$34,774	$30,767	$27,034

Quarterly Equity Analysis
(Amounts in thousands except per share data, share prices and ratios)

	2003				2002
	December 31	September 30	June 30	March 31	December 31
Common Equity - End of Quarter
Common Shares (1)	29,397	29,361	29,178	23,766	23,606
Common Units	8,870	8,870	8,947	8,990	8,990
Total	38,267	38,231	38,125	32,756	32,596
End of Quarter Common Share Price	$21.00	$18.51	$16.93	$14.90	$14.03
Market Value of Common Shares/Units	$803,607	$707,656	$645,456	$488,064	$457,322

Common Shares Trading Volume
Average Daily Volume (Shares)	89	99	121	73	70
Average Daily Volume (Dollars in thousands)	$1,828.61	$1,778.15	$1,919.19	$1,027.57	$948.95
As a Percentage of Common Shares	0.3%	0.3%	0.5%	0.3%	0.3%

Common Share Price Range
Quarterly High	$22.40	$19.35	$16.96	$15.07	$14.16
Quarterly Low	$18.51	$16.79	$14.75	$13.50	$11.60
Quarterly Average	$20.45	$18.01	$15.92	$14.00	$13.49
End of Quarter	$21.00	$18.51	$16.93	$14.90	$14.03

Convertible Preferred Equity - End of Quarter
Convertible Series D Preferred Shares Outstanding	544	544	544	544	544
Conversion Ratio	2.200	2.200	2.200	2.200	2.200
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	1,197	1,197

Convertible Series C Preferred Units Outstanding (2)	n/a	n/a	n/a	1,017	1,017
Conversion Ratio	n/a	n/a	n/a	2.381	2.381
Common Units Issued Assuming Conversion	n/a	n/a	n/a	2,421	2,421

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding (3)	2,200	2,200	n/a	n/a	n/a
Redeemable Series H Shares Outstanding (4)	2,000	n/a	n/a	n/a	n/a
Total Nonconvertible Preferred Equity	8,025	6,025	3,825	3,825	3,825
Total Convertible Preferred Equity	544	544	544	1,561	1,561
Total Preferred Equity	8,569	6,569	4,369	5,386	5,386
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$214,225	$164,225	$109,225	$134,642	$134,642

Weighted Average Shares:
Common Shares Outstanding	28,951	28,832	25,443	23,323	23,234
Restricted Shares Outstanding	—	—	334	330	326
Preferred Shares Outstanding Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Dilutive Options	1,663	1,480	1,274	1,015	944
Common Units	8,870	8,909	8,963	8,990	8,990
Preferred Units Assuming Conversion	—	—	2,022	2,421	2,421
Denominator for funds from operations per share - diluted	40,681	40,418	39,233	37,276	37,112

Capitalization
Recorded Book Value of Preferred Shares	$214,225	$164,225	$109,225	$134,642	$134,642
Market Value of Common Shares/Units	803,607	707,656	645,456	488,064	457,322
Total Equity Market Capitalization	$1,017,832	$871,881	$754,681	$622,706	$591,963

Total Debt	$738,698	$759,298	$736,117	$707,990	$705,056

Total Market Capitalization	$1,756,530	$1,631,179	$1,490,798	$1,330,696	$1,297,019

Debt to Total Market Capitalization	42.1%	46.5%	49.4%	53.2%	54.4%
Debt to Total Assets	55.5%	58.4%	60.5%	61.7%	61.9%
Debt to Undepreciated Book Value of Real Estate Assets	54.8%	58.0%	59.9%	61.4%	61.3%

(1)          Net of 166,600 treasury shares.

(2)          On June 16, 2003, we repurchased 100% of the outstanding 1,016,662 shares of Series C preferred units.

(3)          On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

(4)          On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	2003				2002
	December 31	September 30	June 30	March 31	December 31
PRICING MULTIPLES

Quarter End Common Stock Price	$21.00	$18.51	$16.93	$14.90	$14.03
Dividend Yield	4.48%	5.08%	5.20%	5.91%	6.27%

Price / Earnings (P / E) Multiple — includes discontinued operations (Quarter End Common Share Price / Annualized Net Income (Loss) Available to Common Shareholders per diluted share)	37.72x	26.22x	n/a	16.99x	24.94x

Combined NOI Multiple — includes discontinued operations (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units+ Avg. Total Debt) / Annualized Combined NOI	13.37x	12.45x	12.43x	11.85x	10.84x

EBITDA Multiple — includes discontinued operations (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Total Debt) / Annualized EBITDA	14.25x	12.88x	13.27x	12.56x	11.52x

FFO Multiple (Quarter End Common Share Price / Ann. FFO — diluted per share)	13.19x	11.18x	11.14x	10.19x	9.10x

Combined NOI Yield –includes discontinued operations (Annualized Combined NOI / (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Debt))	7.48%	8.03%	8.05%	8.44%	9.22%

EBITDA Yield — includes discontinued operations (Annualized EBITDA / (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Debt))	7.02%	7.76%	7.54%	7.96%	8.68%

Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Recorded Book Value of Preferred Share/Units + Total Debt) / GLA) (1)	$175.08	$164.57	$157.36	$146.75	$145.06

RETURNS

Return on Assets — includes discontinued operations (Net Income (Loss) Available to Common Shareholders / Average Total Assets)	0.33%	0.43%	n/a	0.48%	0.31%

Yield on Real Estate Owned - Combined NOI – includes discontinued operations (Ann. Combined NOI / Avg. Adjusted Gross Real Estate Investment) (2)	10.37%	10.72%	10.52%	10.33%	10.89%

Yield on Real Estate Owned - EBITDA – includes discontinued operations (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment) (2)	9.73%	10.36%	9.85%	9.74%	10.25%

(1)          Excludes square footage of assets under development, under construction or held in a joint venture.

(2)          Excludes land development, construction in progress and investment in real estate joint ventures as these assets do not generate net operating income.

Quarterly Debt Analysis
(Dollars in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31
Debt Outstanding
Mortgage Loans	$686,129	$666,622	$615,441	$577,380	$565,486
Construction Loans	20,894	12,776	12,776	12,710	11,570
Revolving Credit Facility	18,900	18,900	18,900	18,900	—
Secured Revolving Credit Facility	12,775	61,000	89,000	99,000	128,000
	$738,698	$759,298	$736,117	$707,990	$705,056

Average Outstanding Balance
Mortgage Loans	$672,422	$657,003	$583,012	$575,078	$563,904
Construction Loans	12,865	12,776	12,754	12,353	18,011
Revolving Credit Facility	18,900	18,900	18,900	9,574	—
Secured Revolving Credit Facility	51,910	79,263	97,194	127,052	126,645
	$756,097	$767,942	$711,860	$724,057	$708,560

Interest Rate Structure
Fixed	$548,540	$492,088	$494,194	$496,084	$481,121
Variable	90,158	167,210	141,923	111,906	123,935
Variable Subject to Interest Rate Protection (1 - 2)	100,000	100,000	100,000	100,000	100,000
	$738,698	$759,298	$736,117	$707,990	$705,056

% of Fixed Rate Loans (3)	87.80%	77.98%	80.72%	84.19%	82.42%
% of Variable Rate Loans	12.20%	22.02%	19.28%	15.81%	17.58%
	100.00%	100.00%	100.00%	100.00%	100.00%

Average Interest Rates
Mortgage & Construction Loans	5.92%	5.92%	6.32%	6.38%	6.36%
Revolving Credit Facility	3.02%	3.01%	3.20%	3.25%	n/a
Secured Revolving Credit Facility	4.48%	3.93%	3.67%	3.58%	6.64%
Total Weighted Average	5.75%	5.73%	6.06%	6.01%	6.41%

Debt Ratios
Debt to Total Market Capitalization	42.1%	46.5%	49.4%	53.2%	54.4%
Debt to Undepreciated Book Value of Real Estate Assets	54.8%	58.0%	59.9%	61.4%	61.3%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI (Combined NOI / Combined Interest)	3.12x	3.10x	2.96x	2.78x	2.71x
Interest Coverage - EBITDA (EBITDA / Combined Interest)	2.93x	3.00x	2.78x	2.62x	2.55x
Debt Service Coverage - Combined NOI (Combined NOI / (Combined Interest + Principal Amortization))	2.49x	2.52x	2.46x	2.30x	2.31x
Debt Service Coverage - EBITDA (EBITDA / (Combined Interest + Principal Amortization))	2.34x	2.44x	2.31x	2.17x	2.18x
Fixed Charge Coverage - Combined NOI (Combined NOI / (Combined Interest + Preferred Distribution))	2.30x	2.38x	2.28x	2.13x	2.12x
Fixed Charge Coverage - EBITDA (EBITDA / (Combined Interest + Preferred Distribution))	2.15x	2.30x	2.14x	2.01x	1.99x

(1)          We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expires January 3, 2005.

(2)          We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 1.52% which expired January 7, 2004.

(3)          Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2003				2002
	December 31	September 30	June 30	March 31	December 31
OPERATING RATIOS – All computations include the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	17.33%	18.88%	15.26%	18.83%	14.07%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	70.22%	71.26%	72.79%	66.99%	70.78%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	65.88%	68.85%	68.19%	63.21%	66.64%

G&A as a % of Net Income (G&A / Net Income)	27.78%	22.57%	28.31%	24.39%	29.73%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	4.81%	4.26%	4.32%	4.59%	4.18%

G&A as a % of EBITDA (G&A / EBITDA)	7.31%	6.19%	6.34%	7.27%	6.28%

Quarter end occupancy for operating portfolio	91.24%	91.74%	91.58%	90.85%	93.05%
Quarter end % leased for operating portfolio	92.78%	92.16%	92.04%	92.77%	93.75%

Recurring Capital Expenditures	$3,714	$3,122	$1,864	$2,756	$1,991
Recurring Capital Expenditures per average square foot	$0.37	$0.32	$0.20	$0.31	$0.22
Recurring Capital Expenditures as a % of NOI (Combined NOI)	11.35%	9.64%	6.26%	9.70%	6.64%

Quarterly Dividend Analysis

2003	2002
December 31	September 30	June 30	March 31	December 31
Common Share Dividends
Dividends per share/unit	$0.235	$0.235	$0.220	$0.220	$0.220
Increase over prior quarter	0.0%	6.8%	0.0%	0.0%	0.0%
Increase over prior year	6.8%	6.8%	4.8%	4.8%	4.8%

Common Dividend Payout Ratios
Payout - Earnings (Common Dividends/ Net Income (Loss) Available to Common Shareholders)	158.6%	125.3%	n/a	94.2%	149.3%

Payout - FFO - Diluted ((Common Dividend + Total Distributions + Convertible Preferred Share Dividends)/FFO)	55.8%	53.9%	60.3%	58.1%	55.1%

Payout - AFFO - Diluted ((Common Dividend + Total Distributions + Convertible Preferred Share Dividends) /AFFO)	81.6%	75.4%	80.5%	86.5%	68.1%

Dividend Coverage - FFO - Diluted (FFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))	1.79	x	1.85	x	1.66	x	1.72	x	1.82	x

Dividend Coverage - AFFO - Diluted (AFFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))	1.23	x	1.33	x	1.24	x	1.16	x	1.47	x

Common Dividend Yields
Dividend Yield	4.48%	5.08%	5.20%	5.91%	6.27%

Series C Preferred Unit Distributions (1)
Preferred Unit Distributions Per Share	n/a	n/a	$0.56250	$0.56250	$0.56250
Preferred Unit Distributions Yield	n/a	n/a	9.00%	9.00%	9.00%
Quarter End Recorded Book Value	n/a	n/a	$25.00	$25.00	$25.00

Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series D Preferred Share Dividends
Preferred Share Dividends Per Share	$0.25000	$0.25000	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	4.00%	4.00%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends (2)
Preferred Share Dividends Per Share	$0.50000	$0.50000	n/a	n/a	n/a
Preferred Share Dividend Yield	8.000%	8.000%	n/a	n/a	n/a
Quarter End Recorded Book Value	$25.00	$25.00	n/a	n/a	n/a

Series H Preferred Share Dividends (3)
Preferred Share Dividends Per Share	$0.46875	n/a	n/a	n/a	n/a
Preferred Share Dividend Yield	7.500%	n/a	n/a	n/a	n/a
Quarter End Recorded Book Value	$25.00	n/a	n/a	n/a	n/a

(1)   On June 16, 2003, we repurchased all of the 1,016,662 outstanding Series C convertible preferred units for $36.1 million or $14.90 per common share, on an as-if converted basis.

(2)   On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

(3)   On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Investor Composition and Analyst Coverage

(as of December 31, 2003)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total

Insiders	928,844	7,732,558	—	8,661,402	21.95%
Institutional Ownership	20,661,664	—	1,196,800	21,858,464	55.39%
Other / Retail	7,806,759	1,137,758	—	8,944,517	22.66%
	29,397,267	8,870,316	1,196,800	39,464,383	100.00%

RESEARCH COVERAGE	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002

A. G. Edwards	x	x	x	x	x
BB&T Capital Markets	n/a	n/a	n/a	n/a	x
Credit Suisse First Boston	x	x	x	x	x
Cobblestone Research, LLC	x	x	n/a	n/a	n/a
Deutsche Banc Alex. Brown	n/a	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Maxcor Financial Group, Inc.	x	x	n/a	n/a	n/a
McDonald Investments	x	x	x	x	x
Mercury Partners, LLC	n/a	n/a	x	x	x
Raymond James	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of September 30, 2003 per Vickers Stock Research Corporation.

Debt Maturity Schedule - December 31, 2003

(Dollars in thousands)

	Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	$25,000 Revolving Credit Facility (2)	$150,000 Secured Revolving Credit Facility (3)	Total Scheduled Payments

2004	$15,223	$—	$1,458	$94,842	$18,900	$—	$130,423
2005	15,631	41,640	686	8,117	—	12,775	78,849
2006	15,405	59,975	478	54,240	—	—	130,098
2007	12,585	55,128	512	1,366	—	—	69,591
2008	7,238	142,903	549	—	—	—	150,690
2009	3,830	52,112	589	—	—	—	56,531
2010	3,381	43,710	50	12,481	—	—	59,622
2011	2,226	—	—	—	—	—	2,226
2012	2,006	21,586	—	—	—	—	23,592
2013	—	37,076	—	—	—	—	37,076
	$77,525	$454,130	$4,322	$171,046	$18,900	$12,775	$738,698

Notes:

(1)   Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have already been exercised.

(2)   The Revolving Credit Facility matures January 23, 2005.  However, each individual draw matures one year from the date of the advance.

(3)   We have the right to extend the Secured Revolving Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2004.  The  maturity date presented in the above table assumes that the extension option has already been exercised.

We have the following interest rate protection agreements in place:

$50 million notional amount swap of one-month LIBOR at 2.3075%, which commenced in January 2003 and expiring in January 2005. $50 million notional amount swap of one-month LIBOR at 1.52%, which commenced in January 2003 and expired in January 2004.

Property Summary by Region - December 31, 2003

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	2720 Technology Drive (220 NBP)	BWI Airport	NBP		M		156,730
2	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
3	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
4	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
5	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
6	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
7	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
8	133 National Business Parkway	BWI Airport	NBP	1997	M	88,666
9	141 National Business Parkway	BWI Airport	NBP	1990	M	87,318
10	135 National Business Parkway	BWI Airport	NBP	1998	M	86,863
11	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
12	114 National Business Parkway	BWI Airport	NBP	2002	S	9,717
						1,301,324	156,730

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	1304 Concourse Drive	BWI Airport	APS	2002	M	102,964
3	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	101,785
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,134
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,529
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,351
15	800 International Drive	BWI Airport	APS	1988	S	57,612
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,308
17	900 International Drive	BWI Airport	APS	1986	S	57,140
18	930 International Drive	BWI Airport	APS	1986	S	57,140
19	891 Elkridge Landing Road	BWI Airport	APS	1984	M	56,489
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,677,464	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,273
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,156
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
						482,665	—

47	Subtotal (continued on next page)					3,461,453	156,730

Property Summary by Region - December 31, 2003 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

47	Subtotal (continued from prior page)					3,461,453	156,730

1	2500 Riva Road	BWI Airport		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,743
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,847
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	75,655
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	49,500
12	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
13	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
14	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,309
15	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	35,040
16	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
17	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
						1,147,920	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	17,655
5	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						269,587	—

71	Total Baltimore / Washington Corridor					5,183,960	156,730

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	14502 Greenview Drive	Laurel		1988	M	71,926
3	14504 Greenview Drive	Laurel		1985	M	69,194
	4230 Forbes Boulevard	Lanham	Forbes 50		S	—	55,867
3	Total Suburban Maryland					377,074	55,867

	Other

1	9690 Deereco Road	North Baltimore Co.		1988	M	133,737
2	375 West Padonia Road	North Baltimore Co.		1986	M	101,133
3	1615 and 1629 Thames Street	Baltimore City		1989	M	101,115
3	Total Other					335,985	—

Property Summary by Region - December 31, 2003 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction
	Northern Virginia

1	15000 Conference Center Drive	Chantilly	Westfields	1989	M	470,413
2	15059 Conference Center Drive	Chantilly	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Chantilly	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Chantilly	Westfields	1999	M	127,572
	4851 Stonecroft Boulevard	Chantilly	Westfields		M		88,094
5	14850 Conference Center Drive	Chantilly	Westfields	2000	M	69,711
6	14840 Conference Center Drive	Chantilly	Westfields	2000	S	69,710
						1,027,651	88,094

1	13200 Woodland Park Drive	Herndon	Woodlands	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	S	53,728
						166,821	—

9	Total Northern Virginia					1,599,137	88,094

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	66,224
						145,680	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road -Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,039
						116,904	—

16	Total Greater Harrisburg					672,264	—

Property Summary by Region - December 31, 2003 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
4	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	170,000
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A — Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						399,665	—

1	104 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1990	M	47,677
2	101 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1985	M	43,621
						91,298	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	4301 Route 1	Monmouth Junction	Princeton Exec. Campus	1986	M	61,342
						61,342	—

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
2	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						258,657	—

13	Total Northern / Central New Jersey					904,159	—

119	TOTAL PORTFOLIO					10,032,928	300,691

Property Occupancy Rates by Region by Quarter

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Northern Virginia	Suburban Maryland	Other	Total Portfolio

December 31, 2003

Number of Buildings	4	71	13	16	9	3	3	119
Rentable Square Feet	960,349	5,183,960	904,159	672,264	1,599,137	377,074	335,985	10,032,928
Percent Occupied	100.00%	90.42%	88.52%	87.20%	94.78%	79.23%	90.98%	91.24%

September 30, 2003

Number of Buildings	4	70	13	16	9	3	3	118
Rentable Square Feet	960,349	5,063,248	904,128	672,209	1,599,137	376,986	335,985	9,912,042
Percent Occupied	100.00%	90.12%	92.10%	89.56%	95.39%	81.17%	90.40%	91.74%

June 30, 2003

Number of Buildings	4	70	13	16	4	3	3	113
Rentable Square Feet	960,349	5,056,934	904,128	673,940	1,165,316	376,986	335,985	9,473,638
Percent Occupied	100.00%	90.27%	92.24%	91.50%	93.52%	81.17%	90.64%	91.58%

March 31, 2003

Number of Buildings	4	70	13	16	3	3	3	112
Rentable Square Feet	960,349	5,055,658	904,128	673,940	760,651	376,986	335,985	9,067,697
Percent Occupied	100.00%	87.47%	93.02%	91.14%	99.12%	89.14%	92.45%	90.85%

December 31, 2002

Number of Buildings	4	67	13	16	3	4	3	110
Rentable Square Feet	960,349	4,744,691	904,142	673,940	760,651	558,754	338,985	8,941,512
Percent Occupied	100.00%	91.30%	93.67%	90.65%	98.32%	93.24%	88.75%	93.05%

Top Twenty Office Tenants as of December 31, 2003

(Dollars and square feet in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (1)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (2)

United States of America	(3)	26	1,251,035	13.7%	$26,329	14.8%	5.7
Computer Sciences Corporation	(4)	5	468,632	5.1%	11,133	6.3%	6.6
AT&T Corporation	(4)	7	451,498	4.9%	9,228	5.2%	4.5
VeriSign, Inc.		2	404,665	4.4%	8,985	5.1%	10.6
Unisys	(5)	3	741,284	8.1%	7,745	4.4%	5.5
General Dynamics Corporation		6	254,692	2.8%	5,917	3.3%	4.7
Booz Allen Hamilton, Inc.		7	210,499	2.3%	4,612	2.6%	2.7
Northrop Grumman Corporation		4	192,206	2.1%	4,455	2.5%	3.7
Ciena Corporation		4	278,749	3.0%	3,905	2.2%	2.4
The Boeing Company	(4)	7	148,099	1.6%	3,676	2.1%	5.2
The Aerospace Corporation		2	134,272	1.5%	3,373	1.9%	10.9
Magellan Health Services		2	150,622	1.6%	3,112	1.8%	1.1
Commonwealth of Pennsylvania	(4)	5	181,290	2.0%	2,664	1.5%	5.7
Merck & Co.	(5)	1	219,065	2.4%	2,326	1.3%	5.5
Johns Hopkins University	(4)	6	102,057	1.1%	2,302	1.3%	3.6
Titan Corporation	(4)	6	88,615	1.0%	2,295	1.3%	5.4
Carefirst, Inc. and Subsidiaries	(4)	3	94,223	1.0%	2,204	1.2%	4.0
USinternetworking, Inc.		1	155,000	1.7%	1,935	1.1%	14.3
Comcast Corporation		1	98,897	1.1%	1,738	1.0%	5.8
Omniplex World Services		1	69,710	0.8%	1,633	0.9%	7.0

Subtotal Top 20 Office Tenants		99	5,695,110	62.2%	109,567	61.8%	5.8
All remaining tenants		392	3,459,181	37.8%	67,784	38.2%	3.3
Total/Weighted Average		491	9,154,291	100.0%	$177,351	100.0%	4.9

(1)   Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2003 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)   The weighting of the lease term was computed using Total Rental Revenue.

(3)   Many of our government leases are subject to early termination provisions which are customary to government leases.  The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)   Includes affiliated organizations or agencies.

(5)   Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

Combined Real Estate Revenue by Geographic Region by Quarter  (1)

(Dollars in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$24,535	$24,670	$23,743	$22,848	$23,973
Northern Virginia	10,282	9,010	5,246	5,860	4,964
Northern/Central New Jersey	3,780	3,685	3,657	4,522	4,286
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,374	2,372	2,658	2,493	2,349
Suburban Maryland	1,463	1,480	1,296	2,482	2,586
Other	1,593	1,622	1,633	1,604	1,624

Combined Regional Real Estate Revenue	$46,533	$45,345	$40,739	$42,315	$42,288

(1)   Combined regional real estate revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income not provided by our service companies.  Includes the effect of discontinued operations.

Combined Net Operating Income by Geographic Region by Quarter  (2)

(Dollars in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$16,845	$17,428	$17,413	$14,821	$17,216
Northern Virginia	7,288	6,352	3,595	3,977	3,175
Northern/Central New Jersey	2,394	2,384	2,392	2,893	2,774
Greater Philadelphia	2,479	2,470	2,470	2,472	2,468
Greater Harrisburg	1,760	1,709	1,975	1,746	1,640
Suburban Maryland	940	945	706	1,458	1,621
Other	958	997	1,061	945	1,017

Combined Regional NOI	$32,664	$32,285	$29,612	$28,312	$29,911

Other income / expenses, net	46	100	143	98	76

Combined NOI	$32,710	$32,385	$29,755	$28,410	$29,987

(2)   Combined regional NOI represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income not provided by our service companies.  Includes the effect of discontinued operations.

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Greater Philadelphia	$2,490	$2,482	$2,432	$2,434	$2,430
Baltimore/Washington Corridor	15,039	15,957	15,285	13,293	16,852
Northern/Central New Jersey	2,400	2,372	2,380	2,454	2,208
Greater Harrisburg	1,754	1,697	1,958	1,731	1,638
Suburban Maryland	915	866	759	912	945
Northern Virginia	2,528	2,515	2,531	3,732	2,856
Other	952	982	1,018	933	1,005

Total Office Properties	$26,078	$26,871	$26,363	$25,489	$27,934

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Greater Philadelphia	$2,479	$2,470	$2,470	$2,472	$2,468
Baltimore/Washington Corridor	15,979	16,560	16,465	14,473	16,956
Northern/Central New Jersey	2,396	2,366	2,416	2,495	2,250
Greater Harrisburg	1,760	1,708	1,974	1,745	1,639
Suburban Maryland	940	930	727	974	1,054
Northern Virginia	2,769	2,861	2,867	4,042	3,214
Other	958	997	1,061	945	1,016

Total Office Properties	$27,281	$27,892	$27,980	$27,146	$28,597

(1)  Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Suburban Maryland	Northern Virginia	Other	Total Office

4th Quarter 2003 Average

Number of Buildings	4	66	12	16	3	3	3	107
Rentable Square Feet	960,349	4,678,925	746,744	672,264	377,074	760,658	335,985	8,531,999
Percent Occupied	100.00%	91.17%	90.85%	88.13%	79.80%	93.72%	90.59%	91.60%

3rd Quarter 2003 Average

Number of Buildings	4	66	12	16	3	3	3	107
Rentable Square Feet	960,349	4,674,333	746,734	673,363	376,986	760,658	335,985	8,528,408
Percent Occupied	100.00%	91.51%	92.55%	91.08%	81.17%	92.67%	90.56%	92.13%

2nd Quarter 2003 Average

Number of Buildings	4	66	12	16	3	3	3	107
Rentable Square Feet	960,349	4,671,969	746,734	673,940	376,986	760,651	335,985	8,526,614
Percent Occupied	100.00%	90.70%	92.88%	91.39%	81.06%	90.59%	91.09%	91.57%

1st Quarter 2003 Average

Number of Buildings	4	66	12	16	3	3	3	107
Rentable Square Feet	960,349	4,671,404	746,734	673,940	376,986	760,651	336,985	8,527,049
Percent Occupied	100.00%	90.35%	93.04%	90.52%	89.42%	98.58%	90.08%	92.37%

4th Quarter 2002 Average

Number of Buildings	4	66	12	16	3	3	3	107
Rentable Square Feet	960,349	4,670,861	746,700	674,446	376,986	760,651	338,985	8,528,978
Percent Occupied	100.00%	91.57%	93.84%	90.21%	89.99%	98.32%	88.75%	93.03%

(1)  Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000s)

2004	87	858,022	9.4%	$15,925	9.0%	$18.56
2005	82	913,107	10.0%	18,273	10.3%	20.01
2006	78	1,017,402	11.1%	19,532	11.0%	19.20
2007	87	1,321,781	14.4%	26,515	15.0%	20.06
2008	66	1,178,521	12.9%	25,201	14.2%	21.38
2009	32	1,462,512	16.0%	19,384	10.9%	13.25
2010	21	865,349	9.5%	19,602	11.1%	22.65
2011	3	71,501	0.8%	1,788	1.0%	25.01
2012	8	392,978	4.3%	8,412	4.7%	21.41
2013	4	311,928	3.4%	8,098	4.6%	25.96
2014	3	538,356	5.9%	12,346	7.0%	22.93
2015	—	—	0.0%	—	0.0%	0.00
2016	—	—	0.0%	—	0.0%	0.00
2017	—	—	0.0%	—	0.0%	0.00
2018	1	155,000	1.7%	1,935	1.1%	12.48

Other (3)	19	67,834	0.7%	339	0.2%	5.00

Total/Weighted Average	491	9,154,291	100.0%	$177,351	100.0%	$20.06

NOTE:  As of December 31, 2003, the weighted average lease term is 4.9 years.

(1)          Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)          Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2003 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)          Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line item as the exact expiration date is unknown.

Annual Office Renewal Analysis

Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Northern Virginia	Total Office

For Year Ended December 31, 2003:
Expiring Square Feet	707,582	68,535	160,441	77,754	23,088	162,196	1,199,596
Vacated Square Feet	189,544	27,012	25,140	35,454	5,844	8,101	291,095
Renewed Square Feet	518,038	41,523	135,301	42,300	17,244	154,095	908,501
Retention Rate (% based upon square feet)	73.21%	60.59%	84.33%	54.40%	74.69%	95.01%	75.73%

Renewed Space Only:
Change in Base Rent - Straight-line	6.21%	5.89%	0.19%	10.78%	-0.60%	12.75%	6.87%
Change in Total Rent - Straight-line	4.61%	1.48%	0.23%	9.07%	-0.84%	8.80%	5.05%

Change in Base Rent - Cash	-0.60%	2.08%	-2.91%	0.25%	-6.05%	-0.92%	-0.84%
Change in Total Rent - Cash	-1.58%	-1.93%	-2.28%	-0.19%	-6.26%	-0.65%	-1.48%

Average Capital Cost per Square Foot	$1.78	$11.28	$3.52	$5.17	$8.14	$7.27	$3.68

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.92%	6.69%	-2.19%	1.54%	-2.98%	-0.91%	5.71%
Change in Total Rent - Straight-line	7.37%	2.86%	-1.79%	0.37%	-2.11%	-3.08%	3.40%

Change in Base Rent - Cash	3.32%	3.00%	-5.22%	-7.98%	-6.34%	-9.86%	-1.01%
Change in Total Rent - Cash	1.36%	-0.46%	-4.28%	-8.13%	-5.20%	-10.12%	-2.48	-%

Average Capital Cost per Square Foot	$7.23	$13.35	$4.33	$8.81	$7.27	$5.35	$6.90

For Year Ended December 31, 2002:
Expiring Square Feet	994,831	91,685	243,050	n/a	n/a	—	1,275,566
Vacated Square Feet	323,179	49,221	58,452	n/a	n/a	—	430,852
Renewed Square Feet	617,652	42,464	184,598	n/a	n/a	—	844,714
Retention Rate (% based upon square feet)	65.65%	46.32%	75.95%	n/a	n/a	0.00%	66.22%

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	8.56%	11.43%	3.73%	n/a	n/a	29.72%	8.52%
Change in Total Rent - Straight-line	7.64%	5.49%	-2.73%	n/a	n/a	29.72%	6.46%

Change in Base Rent - Cash	5.12%	9.41%	0.18%	n/a	n/a	30.11%	5.22%
Change in Total Rent - Cash	4.53%	3.69%	-5.60%	n/a	n/a	30.11%	3.50%

Average Capital Cost per Square Foot	$5.13	$14.22	$1.60	n/a	n/a	$0.09	$5.02

For Year Ended December 31, 2001:
Expiring Square Feet	522,069	36,241	200,524	n/a	n/a	—	758,834
Vacated Square Feet	164,841	6,050	38,031	n/a	n/a	—	208,922
Renewed Square Feet	357,228	30,191	162,493	n/a	n/a	—	549,912
Retention Rate (% based upon square feet)	68.43%	83.31%	81.03%	n/a	n/a	0.00%	72.47%

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	19.19%	32.17%	11.83%	n/a	n/a	0.00%	18.51%
Change in Total Rent - Straight-line	15.76%	25.31%	10.34%	n/a	n/a	0.00%	15.24%

Change in Base Rent - Cash	13.19%	27.78%	4.20%	n/a	n/a	0.00%	12.27%
Change in Total Rent - Cash	10.31%	21.37%	3.55%	n/a	n/a	0.00%	9.60%

Average Capital Cost per Square Foot	$6.40	$11.87	$7.04	n/a	n/a	$—	$6.92

Notes:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

The Suburban Maryland and Other submarkets were not segregated until January 1, 2003.  Prior to 2003, they were included in the Baltimore/Washington Corridor submarket.

Quarterly Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Northern Virginia	Total Office

Quarter Ended December 31, 2003:

Expiring Square Feet	150,726	12,018	94,695	36,622	8,247	843	303,151
Vacated Square Feet	5,140	—	20,247	6,466	3,572	843	36,268
Renewed Square Feet	145,586	12,018	74,448	30,156	4,675	—	266,883
Retention Rate (% based upon square feet)	96.59%	100.00%	78.62%	82.34%	56.69%	0.00%	88.04%

Renewed Space Only:
Change in Base Rent - Straight-line	10.21%	-4.60%	2.54%	16.95%	1.50%	0.00%	8.34%
Change in Total Rent - Straight-line	6.88%	-9.54%	2.26%	14.19%	.46%	0.00%	5.55%

Change in Base Rent - Cash	2.00%	-4.86%	0.97%	2.68%	-1.55%	0.00%	1.44%
Change in Total Rent - Cash	-0.58%	-9.88%	0.99%	2.27%	-2.56%	0.00%	-0.53%

Average Capital Cost per Square Foot	$1.70	$6.91	$2.37	$5.64	$4.10	$—	$2.61

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.80%	-4.60%	1.31%	1.46%	-2.62%	-14.39%	1.05%
Change in Total Rent - Straight-line	6.52%	-9.54%	2.44%	0.94%	-2.20%	-15.51%	-0.44%

Change in Base Rent - Cash	3.29%	-4.86%	-0.41%	-9.75%	-5.55%	-18.11%	-3.99%
Change in Total Rent - Cash	0.54%	-9.88%	1.03%	-8.85%	-4.90%	-19.22%	-5.07%

Average Capital Cost per Square Foot	$5.37	$6.91	$2.86	$9.75	$6.49	$2.56	$5.18

Quarter Ended September 30, 2003:

Expiring Square Feet	214,371	29,103	23,779	20,985	2,249	133,691	424,178
Vacated Square Feet	28,184	17,085	—	8,841	—	—	54,110
Renewed Square Feet	186,187	12,018	23,779	12,144	2,249	133,691	370,068
Retention Rate (% based upon square feet)	86.85%	41.29%	100.00%	57.87%	100.00%	100.00%	87.24%

Renewed Space Only:
Change in Base Rent - Straight-line	9.67%	5.30%	-0.10%	0.51%	5.62%	19.09%	12.30%
Change in Total Rent - Straight-line	8.21%	4.99%	-0.08%	-0.77%	5.52%	12.77%	9.51%

Change in Base Rent - Cash	0.25%	0.36%	-2.77%	-4.02%	4.00%	0.00%	-0.08%
Change in Total Rent - Cash	0.19%	0.34%	-2.26%	-5.12%	3.93%	0.00%	-0.11%

Average Capital Cost per Square Foot	$1.45	$17.00	$1.05	$3.90	$0.80	$8.37	$4.51

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	13.51%	4.31%	3.18%	1.17%	5.62%	19.09%	13.88%
Change in Total Rent - Straight-line	11.29%	4.46%	0.36%	-1.49%	5.52%	12.77%	10.81%

Change in Base Rent - Cash	5.79%	-0.81%	-0.01%	-4.13%	4.00%	0.00%	3.33%
Change in Total Rent - Cash	4.53%	-0.33%	-2.18%	-6.52%	3.93%	0.00%	2.29%

Average Capital Cost per Square Foot	$8.78	$18.74	$1.37	$5.67	$0.80	$8.37	$8.48

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.  Prior to January 1, 2003, our Suburban Maryland and Other regions were grouped within the Baltimore / Washington Corridor.  Historically, this data has not been separately reported.

Quarterly Office Renewal Analysis (continued)

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Northern Virginia	Total Office
Quarter Ended June 30, 2003:

Expiring Square Feet	278,730	14,155	28,143	8,221	2,272	27,662	359,183
Vacated Square Feet	109,758	—	2,392	8,221	2,272	7,258	129,901
Renewed Square Feet	168,972	14,155	25,751	—	—	20,404	229,282
Retention Rate (% based upon square feet)	60.62%	100.00%	91.50%	0.00%	0.00%	73.76%	63.83%

Renewed Space Only:
Change in Base Rent - Straight-line	-0.79%	14.65%	-3.78%	0.00%	0.00%	-11.20%	-1.53%
Change in Total Rent - Straight-line	-1.25%	7.27%	-3.16%	0.00%	0.00%	-8.77%	-2.08%

Change in Base Rent - Cash	-3.91%	9.67%	-12.46%	0.00%	0.00%	-5.26%	-3.86%
Change in Total Rent - Cash	-4.27%	3.04%	-10.48%	0.00%	0.00%	-4.05%	-4.23%

Average Capital Cost per Square Foot	$2.16	$11.16	$10.63	$—	$—	$—	$3.48

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	7.75%	16.05%	-4.65%	17.30%	0.00%	-16.82%	3.67%
Change in Total Rent - Straight-line	5.17%	9.43%	-3.87%	9.45%	0.00%	-22.43%	-0.11%

Change in Base Rent - Cash	3.51%	12.18%	-12.74%	8.34%	0.00%	-18.51%	-0.28%
Change in Total Rent - Cash	1.24%	6.05%	-10.65%	1.23%	0.00%	-23.78%	-3.61%

Average Capital Cost per Square Foot	$5.92	$13.76	$10.07	$11.23	$—	$1.60	$6.15

Quarter Ended March 31, 2003:

Expiring Square Feet	63,755	13,259	13,824	11,926	10,320	—	113,084
Vacated Square Feet	46,462	9,927	2,501	11,926	—	—	70,816
Renewed Square Feet	17,293	3,332	11,323	—	10,320	—	42,268
Retention Rate (% based upon square feet)	27.12%	25.13%	81.91%	0.00%	100.00%	0.00%	37.38%

Renewed Space Only:
Change in Base Rent - Straight-line	7.89%	14.22%	-5.67%	0.00%	-2.39%	0.00%	2.71%
Change in Total Rent - Straight-line	2.61%	9.08%	-4.96%	0.00%	-2.39%	0.00%	0.08%

Change in Base Rent - Cash	1.03%	3.71%	-6.10%	0.00%	-9.33%	0.00%	-3.35%
Change in Total Rent - Cash	-3.64%	-0.74%	-5.29%	0.00%	-9.33%	0.00%	-5.50%

Average Capital Cost per Square Foot	$2.22	$6.99	$0.17	$—	$11.51	$—	$4.32

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	4.60%	14.22%	-15.98%	0.00%	-4.91%	0.00%	0.09%
Change in Total Rent - Straight-line	2.01%	9.08%	-15.22%	0.00%	-2.51%	0.00%	-1.42%

Change in Base Rent - Cash	-7.77%	3.71%	-17.19%	0.00%	-9.81%	0.00%	-9.12%
Change in Total Rent - Cash	-9.95%	-0.74%	-16.21%	0.00%	-6.97%	0.00%	-10.02%

Average Capital Cost per Square Foot	$12.68	$6.99	$5.78	$—	$11.23	$—	$10.76

Quarter Ended December 31, 2002:

Expiring Square Feet	417,227	19,099	103,860	n/a	n/a	—	540,186
Vacated Square Feet	123,656	10,825	39,606	n/a	n/a	—	174,087
Renewed Square Feet	293,571	8,274	64,254	n/a	n/a	—	366,099
Retention Rate (% based upon square feet)	70.36%	43.32%	61.87%	n/a	n/a	0.00%	67.77%

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	6.27%	1.65%	-4.53%	n/a	n/a	0.00%	5.00%
Change in Total Rent - Straight-line	4.53%	0.13%	-5.79%	n/a	n/a	0.00%	3.25%

Change in Base Rent - Cash	2.27%	-1.17%	-7.63%	n/a	n/a	0.00%	1.14%
Change in Total Rent - Cash	0.94%	-2.55%	-8.34%	n/a	n/a	0.00%	-0.20%

Average Capital Cost per Square Foot	$4.43	$13.69	$2.27	n/a	n/a	$—	$4.49

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.  Prior to January 1, 2003, our Suburban Maryland and Other regions were grouped within the Baltimore / Washington Corridor.  Historically, this data has not been separately reported.

Year to Date Acquisition Summary as of December 31, 2003

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	December 31, 2003 Occupancy Percentage	Investment (1)

Individual Property:

2500 Riva Road	BWI Airport	3/4/2003	155,000	100.0%	100.0%	$18,038
13200 Woodland Park Drive	Herndon	6/2/2003	404,665	100.0%	100.0%	71,449
13454 Sunrise Valley Road	Herndon	7/25/2003	113,093	85.7%	85.7%	18,328
13450 Sunrise Valley Road	Herndon	7/25/2003	53,728	100.0%	100.0%	8,707
14900 Conference Center Drive	Chantilly	7/25/2003	127,572	96.8%	92.6%	23,191
14840 Conference Center Drive	Chantilly	7/25/2003	69,710	100.0%	100.0%	12,673
14850 Conference Center Drive	Chantilly	7/25/2003	69,711	100.0%	100.0%	12,673
Total			993,479	98.4%	97.4%	$165,059

(1)  Initial investment recorded by property as of December 31, 2003 for asset purchase.

Year to Date Disposition Summary as of December 31, 2003

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Cash Proceeds After Debt Repayment

Individual Property:

695 Route 46 (1)	Wayne	3/14/2003	157,394	$19,960	$12,675	$7,285
6009 - 6011 Oxon Hill Road (2)	Southern Prince George’s County	3/30/2003	181,768	20,188	13,000	7,188
Total			339,162	$40,148	$25,675	$14,473

(1)  This property was contributed to a joint venture in exchange for $19,960 and a 20% joint venture interest.  Refer to joint venture summary.  The gain on this disposition has been deferred due to our retained 20% interest in this property.

(2)  In addition, we sold two adjacent land parcels for $1,100 and realized a gain of $3,371 on the total sale proceeds of $21,288.

Development Summary as of December 31, 2003

(Dollars in thousands except square feet)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 12/31/2003	Anticipated Date of Operations

Under Construction

4230 Forbes Boulevard Lanham, Maryland	(1)	Lanham	JV	55,867	47.95%	$6,124	$4,680	$3,360	Construction 2Q 04

2720 Technology Drive (220 NBP) Annapolis Junction, Maryland	(2)	BWI Airport	JV	156,730	100.00%	25,627	13,877	3,299	Construction 3Q 04

4851 Stonecroft Boulevard (Greens III) Chantilly, Virginia		Chantilly	Owned	88,094	100.00%	15,211	4,116	—	Construction 4Q 04

Total Under Construction				300,691	90.33%	$46,962	$22,673	$6,659

(1)  Total loan commitment for this property is $4,700.

(2)  Total loan commitment for this property is $20,000.

Under Development

191 NBP Annapolis Junction, Maryland	BWI Airport	Owned	98,000	0.00%	$17,981	$695	$—	Development 4Q 05

Total Under Development			98,000	0.00%	$17,981	$695	$—

Development Placed into Service during the Year Ended December 31, 2003

Property and Location		Wholly Owned or Joint Venture (JV)	Total Square Feet	Year 2002	Year 2003	Percentage Leased as of 12/31/02	Percentage Leased as of 12/31/03

				Development Square Feet Placed into Service

6731 Columbia Gateway Drive		Wholly Owned	123,743	73,902	49,841	63.45%	66.51%
8661 Robert Fulton Drive	(1)	Wholly Owned	49,500	—	49,500	46.54%	46.54%
8671 Robert Fulton Drive	(1)	Wholly Owned	56,350	—	56,350	0.00%	50.92%
140 National Business Parkway	(2)	Wholly Owned	119,904	—	119,904	0.00%	100.00%

TOTAL/AVERAGE			349,497	73,902	275,595	29.06%	72.66%

(1)  We acquired the remaining joint venture interest in these properties in December 2003 for $857,000.

(2)  We acquired the remaining joint venture interest in this property in December 2003 for $5,351,000.

Joint Venture Summary as of December 31, 2003

(Dollars in thousands)

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 12/31/03	Recourse to COPT	Option to Acquire Partner’s Interest

4230 Forbes Boulevard Lanham, Maryland	80%	Construction	55,867	5 acres	$735	$3,360	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	455	—	N/A	Yes

Gateway 70 Columbia, Maryland	80%	Development		12 acres	2,406	—	N/A	Yes

220 NBP Annapolis Junction, Maryland (1)	20%	Construction	156,730	11 acres	—	3,299	Yes	Yes

695 Route 46 Wayne, New Jersey (2)	20%	Operating	157,394	13 acres	1,055	14,329	No	No

TOTAL					$4,651	$20,988

(1)  Upon formation of this joint venture in January 2003, we contributed land and have recorded our investment as land, construction in progress and buildings and improvements on our balance sheet.  In addition, we have obtained an option to purchase the joint venture partner’s interest for a pre-determined price.  Accordingly, we have recorded a liability and have been accreting towards the pre-determined purchase price over the respective time period.

(2)  Effective March 14, 2003, we contributed our wholly-owned property into a joint venture in exchange for a 20% joint venture interest and a cash payment of $19,960.The joint venture borrowed a $14,500, ten-year, 5.97% fixed interest rate loan from Allstate Life Insurance Company.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2003				2002
	December 31	September 30	June 30	March 31	December 31

Net investment in real estate	$1,178,938	$1,145,402	$1,095,093	$1,041,323	$1,042,955
Addback: intangible assests on real estate acquisitions, net	66,012	67,691	45,527	30,765	28,424
Addback: accumulated depreciation	103,070	96,538	88,174	80,513	78,069
Gross investment in real estate or denominator for Debt to Undepreciated Book Value of Real Estate	$1,348,020	$1,309,631	$1,228,794	$1,152,601	$1,149,448
Less: land - development	(53,404)	(43,482)	(43,357)	(43,233)	(24,998)
Less: construction in progress	(13,812)	(9,474)	(6,847)	(5,334)	(9,926)

Less: investment in and advances to unconsolidated real estate joint ventures	(4,651)	(9,576)	(9,817)	(9,679)	(7,999)
Gross investment in operating real estate	$1,276,153	$1,247,099	$1,168,773	$1,094,355	$1,106,525
Average gross investment in operating real estate	$1,261,626	$1,207,936	$1,131,564	$1,100,440	$1,101,526

Gross investment in real estate or denominator for Debt to Undepreciated Book Value of Real Estate	$1,348,020	$1,309,361	$1,228,794	$1,152,601	$1,149,448

Add: Assets other than assets included in Gross Investment in Real Estate or denominator for Undepreciated Book Value of Real Estate	87,126	87,378	76,746	76,252	67,342
Denominator for Debt to Total Assets	$1,435,146	$1,397,009	$1,305,540	$1,228,853	$1,216,790

GAAP Revenues from Real Estate Operations	$46,579	$45,448	$40,878	$41,518	$41,371
Revenues from discontinued operations	—	1	6	902	1,008
Other income (expense)	—	(2)	(4)	(8)	(16)
Combined Real Estate Revenues	$46,579	$45,447	$40,880	$42,412	$42,363
Interest income	(46)	(102)	(141)	(97)	(80)
Combined Regional Rental Revenues	$46,533	$45,345	$40,739	$42,315	$42,283

GAAP Property Operating	$13,869	$13,075	$11,101	$13,654	$12,033
Property operating from discontinued operations	—	(13)	24	348	347

Combined Property Operating Expenses from Real Estate Operations	$13,869	$13,062	$11,125	$14,002	$12,380

GAAP Revenues from Real Estate Operations	$46,579	$45,448	$40,878	$41,518	$41,371
Property operating	(13,869)	(13,075)	(11,101)	(13,654)	(12,033)
Revenues from discontinued operations	—	1	6	902	1,008
Property operating from discontinued operations	—	13	(24)	(348)	(347)
Other revenue	—	(2)	(4)	(8)	(16)
Combined Net Operating Income	$32,710	$32,385	$29,755	$28,410	$29,983
Interest income and other income (expense), net	(46)	(100)	(143)	(98)	(76)
Combined Regional Net Operating Income	$32,664	$32,285	$29,612	$28,312	$29,907

GAAP Net Operating Income for Same Office Properties	$27,281	$27,892	$27,980	$27,146	$28,597
Less: straight-line rent	(574)	(469)	(1,116)	(1,108)	(239)

Less: accretion of intangible assets and liabilities classified as revenues	(629)	(552)	(501)	(549)	(424)
Cash Net Operating Income for Same Office Properties	$26,078	$26,871	$26,363	$25,489	$27,934

Depreciation and amortization	$10,387	$9,462	$9,229	$8,044	$8,918
Depreciation of furniture, fixtures and equipment	(96)	(124)	(121)	(120)	(170)
Depreciation and amortization from discontinued operations	—	—	—	19	19
Combined real estate related depreciation and other amortization	$10,291	$9,338	$9,108	$7,943	$8,767

Interest expense from continuing operations	$10,471	$10,436	$10,037	$10,135	$10,991
Interest expense from discontinued operations	—	—	—	100	70
Combined interest expense or denominator for interest coverage	$10,471	$10,436	$10,037	$10,235	$11,061
Scheduled principal amortization	2,667	2,390	2,056	2,108	1,905
Denominator for Debt Service Coverage	$13,138	$12,826	$12,093	$12,343	$12,966
Less: Scheduled principal amortization	(2,667)	(2,390)	(2,056)	(2,108)	(1,905)
Preferred dividends - redeemable non-convertible	3,643	3,021	2,397	2,397	2,398
Preferred dividends - redeemable convertible	136	136	136	136	136
Preferred distributions	—	—	478	572	571
Denominator for Fixed Charge Coverage	$14,250	$13,593	$13,048	$13,340	$14,166

Common dividends for Earnings Payout Ratio	$6,807	$6,798	$6,322	$5,139	$5,114
Common distributions	2,084	2,085	1,968	1,978	1,977
Common dividends on restricted shares	—	—	90	83	75
Convertible preferred dividends	136	136	136	136	136
Convertible preferred unit distributions	—	—	477	572	571
Dividends and distributions for FFO and AFFO Payout Ratio	$9,027	$9,019	$8,993	$7,908	$7,873

Reclassifications and Definitions

Reclassifications:

Funds from operations as reported for 2002 changed due to our reclassification of certain items in connection with our accounting under Statement of Financial Accounting Standards No. 141 “Business Combinations” or (“SFAS 141”).  Funds from operations for 1999 through 2002 changed due to our reclassification of losses on early retirement of debt in connection with our adoption of Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections” on January 1, 2003.

NAREIT	National Association of Real Estate Investment Trusts.

GAAP	Generally accepted accounting principles.

Funds from Operations (FFO)

Under NAREIT’s definition, FFO means net income (loss) computed using GAAP, excluding gains (or losses) from sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; we believe that inclusion of these development gains is in compliance with the NAREIT definition of FFO, although others may interpret the definition differently.  Additionally, the repurchase of the Series C preferred units for an amount in excess of recorded book value was a transaction not contemplated in the NAREIT definition of FFO; we believe that the exclusion of such amount is appropriate.  The FFO we present may not be comparable to the FFO of other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.

Basic FFO

Basic FFO is FFO adjusted to (1) subtract preferred share dividends and (2) add back GAAP net income allocated to common units in Corporate Office Properties, L.P. (the “Operating Partnership”) not owned by the Company.  With these adjustments, Basic FFO represents FFO available to common shareholders and common unitholders.

Diluted FFO

Diluted FFO is Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  However, the computation of Diluted FFO does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  Diluted FFO is the numerator used to computed diluted FFO per share.

Diluted FFO excluding SFAS 141	Diluted FFO adjusted to eliminate the amortization of the value assigned to in-place operating leases of acquired properties in connection with SFAS 141.

Diluted Adjusted Funds from Operations (AFFO)

Diluted AFFO, is Diluted FFO, adjusted to eliminate the effect of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of the value assigned to in-place operating leases of acquired properties in connection with SFAS 141) and recurring capital expenditures.

Recurring Capital Expenditures	Most capitalizable fixed asset expenditures and leasing costs incurred for operating real estate properties.

Combined Net Operating Income (NOI)

Total revenues from real estate operations less total property expenses from real estate operations, including discontinued operations.  Total property operating expenses, as used in this definition, do not include depreciation, amortization and interest expense associated with real estate operations.

Cash Net Operating Income

Cash NOI is Combined NOI adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of value assigned to in-place operating leases of acquired properties in connection with SFAS 141).  Under GAAP, rental revenue is recognized evenly over the term of tenant leases.  Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue.  Since some leases provide for periods under the lease in which rental concessions are provided to tenants, the effect of accounting under GAAP is to allocate rental revenue to such periods.  Under SFAS 141, when a property is acquired, in-place operating leases carrying rents above or below market are valued as of the date of the acquisition; such value is then amortized into rental revenue over the lives of the related leases.

Earnings Before Interest, Income Taxes and Depreciation and Amortization (EBITDA)

EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization, income taxes, gain on sales of real estate (excluding sales of non-operating properties and development services provided on operating properties), minority interests and preferred share dividends.

Combined Real Estate Revenues	Total revenues from real estate operations, including discontinued operations.

Earnings Payout Ratio	Total dividends on common shares divided by net income (loss) available to common shareholders.

Diluted FFO Payout Ratio

Diluted FFO Payout Ratio is defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Company divided by (2) Diluted FFO.

Diluted AFFO Payout Ratio

Diluted AFFO Payout Ratio is defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Company divided by (2) Diluted AFFO assuming conversion of share options, common unit warrants, preferred units and preferred shares.

Debt to Undepreciated Book Value of Real Estate Assets	Mortgage loans payable divided by gross investment in real estate as computed by adding accumulated depreciation to the net investment in real estate as presented on our balance sheet.

Base rent - straight-line or straight-line rent	Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP.

Total rent - straight-line

Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP plus estimated operating expense reimbursesments, or total rent.

Base rent - cash	Contractual minimum rent under leases remitted by the replacement tenant at lease commencement or the predecessor tenant at date of lease expiration.

Total rent - cash

Contractual minimum rent under leases plus estimated operating expense reimbursesments, or total rent, as remitted by the replacement tenant at lease commencement or the predecessor tenant at date of lease expiration.

Combined NOI Multiple, EBITDA Multiple and FFO Multiple

Combined NOI Multiple and EBITDA Multiple divide (A) the sum of (1) the aggregate market value of the average outstanding common equity, which is comprised of the Registrant’s common shares and common units in the Operating Partnership not owned by the Registrant, (2) the aggregate liquidation value of (a) the Registrant’s average outstanding preferred shares of beneficial interest (the “preferred shares”) and (b) the average outstanding preferred units in the Operating Partnership not owned by the Registrant and (3) the aggregate amount of the average outstanding mortgage loans by (B) the applicable measure for a quarter on an annualized basis (amount for quarter multiplied by four).  FFO Multiple divides the quarter end market price for the common shares by the Registrant’s annualized diluted FFO per share (diluted FFO per share for the quarter multiplied by four).

Combined NOI Yield and EBITDA Yield

Combined NOI Yield and EBITDA Yield divide (A) either combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by (B) the sum of (1) the aggregate market value of the average outstanding common equity, (2) the aggregate liquidation value of the Registrant’s average outstanding preferred shares and average preferred units in the Operating Partnership not owned by the Registrant and (3) the aggregate amount of the average outstanding mortgage loans.

Yield on Real Estate Owned - Combined NOI and Yield on Real Estate Owned - EBITDA

Yield on Real Estate Owned - Combined NOI and Yield on Real Estate Owned - EBITDA divide either Combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by the aggregate average investment in real estate,  excluding (A) land under development, (B) construction in progress, and (C) investments in and advances to unconsolidated real estate joint ventures.  The Registrant believes that the Return on Assets (defined as net income available to common shareholders for the quarter multiplied by four divided by the aggregate average total assets) is the most directly comparable GAAP number to these two yield measures.

Interest Coverage - Combined NOI and Interest Coverage - EBITDA	Interest Coverage - Combined NOI and Interest Coverage - EBITDA divide either combined NOI or EBITDA by interest expense on continuing and discontinued operations.

Debt Service Coverage - Combined NOI and Debt Service Coverage - EBITDA

Debt Service Coverage - Combined NOI and Debt Service Coverage - EBITDA divide either combined NOI or EBITDA by the sum of interest expense and scheduled principal amortization on mortgage loans for continuing and discontinued operations.

Fixed Charge Coverage - Combined NOI and Fixed Charge Coverage - EBITDA

Fixed Charge Coverage - Combined NOI and Fixed Charge Coverage - EBITDA divide either combined NOI or EBITDA by the sum of (1) interest expense on continuing and discontinued operations, (2) dividends on preferred shares and (3) distributions on preferred units in the Operating Partnership not owned by the Registrant.

Combined NOI as a Percentage of Combined Real Estate Revenues and EBITDA as a Percentage of Combined Real Estate Revenues	Combined NOI and EBITDA as a Percentage of Combined Real Estate Revenues divide either Combined NOI or EBITDA by total real estate revenues from continuing and discontinued operations.

General and Administrative Expenses as a Percentage of EBITDA	General and Administrative Expenses as a Percentage of EBITDA divides general and administrative expenses by EBITDA.

Recurring Capital Expenditures as a Percentage of Combined NOI

Recurring Capital Expenditures as a Percentage of Combined NOI divides recurring capital expenditures (representing mostly capitalized fixed asset expenditures and leasing costs for operating real estate properties) by NOI.